Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Computer Graphics International Inc. (the “Company”) on Form 10-K for the year ended September 30, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jing Wang, Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: December 29, 2011	By:	/s/ Jing Wang
Jing Wang
Chief Executive Officer
(Principal Executive Officer)